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                                                                Exhibit 10(e)


                                THE TORO COMPANY
                             1989 STOCK OPTION PLAN

1. PURPOSE. The purpose of the 1989 Stock Option Plan (the "Plan") is to advance the interests of The Toro Company (the "Company") and its stockholders by providing an incentive to certain employees of the Company and its subsidiaries and to certain other key individuals who perform services for the Company and its subsidiaries, to contribute significantly to the strategic and long-term performance objectives and growth of the Company and its subsidiaries. This purpose is expected to be achieved by granting options to acquire the Common Stock, $1.00 par value, and related preferred share purchase rights of the Company (the "Common Stock"). Subject to the provisions of the Plan, options may contain such terms and conditions as shall be required so as to be either nonqualified stock options ("nonqualified options") or incentive stock options ("Incentive Stock Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to such limits as may be imposed by the Plan, nonqualified options or Incentive Stock Options or both may be granted to an eligible individual.

2.     EFFECTIVE DATE. The effective date of the Plan shall be August 8, 1989.

3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"), provided that members of the Committee shall be Non-employee Directors as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule and shall qualify to administer the Plan as contemplated by Section 162(m) of the Code and the regulations thereunder
       ("Section 162(m)"). A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee and the acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. The decision of the Committee on any matter affecting the Plan and obligations arising under the Plan or any option granted thereunder shall be deemed final and binding upon all persons. No member of the Board or of the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan or any option granted thereunder. Committee members shall be reimbursed for out-of-pocket expenses reasonably incurred in the administration of the Plan.

       Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the exercise price of each option to purchase Common Stock, the individuals to whom and the time or times at which options shall be granted, the number of shares to be subject to each option, when an option may be exercisable and the other terms and provisions (and amendments thereto) of the respective option agreements (which need not be identical); to determine whether a particular option is to be an Incentive Stock Option and the terms and provisions thereof that shall be required in the judgment of the Committee to provide therefor or to conform to any change in any law or regulation


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       applicable thereto, or to any other law or regulation that may hereafter become effective to provide similar or related tax benefits to option holders; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

4. COMMON STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in this paragraph and subject to increase by amendment of the Plan, the total number of shares of Common Stock that is reserved and available for issuance pursuant to options granted under the Plan shall be 1,700,000 shares. If any option granted hereunder terminates, expires unexercised, is exchanged for other options without the issuance of shares of Common Stock or is exercised by the delivery or constructive delivery of shares of Common Stock already owned by the option holder, the shares of Common Stock reserved for issuance pursuant to such option shall, to the extent of any such termination or to the extent shares covered by an option are not issued or used, again be available for option grants under the Plan. Any shares issued by the Company in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the shares available for option grants under the Plan. Shares of Common Stock that may be issued hereunder may be authorized but unissued shares, reacquired or treasury shares, or outstanding shares acquired in the market or from private sources, or a combination thereof. Appropriate adjustments in the number of shares of the Common Stock that may be available for option grants under the Plan and adjustments in the option price per share of outstanding options may be made by the Committee in its discretion to give effect to adjustments made in the number of shares of Common Stock of the Company through any merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or other similar change in the corporate structure of the Company affecting the Common Stock, or a sale by the Company of all or part of its assets or any distribution to stockholders other than a normal cash dividend.

5. ELIGIBILITY. Options may be granted to any employee of the Company or any subsidiary thereof who is regularly employed in an executive, managerial, professional or technical position, and to any other individual who performs services for the Company or any subsidiary and who contributes significantly to the strategic and long-term performance objectives of the Company and its subsidiaries. Options may be granted to directors of the Company who are also employees of the Company. More than one option may be granted to the same individual. No option may be granted to an individual who owns, directly or indirectly, Common Stock or other capital stock of the Company possessing more than 5% of the total combined voting power or value of any class of capital stock of the Company or a subsidiary immediately after such option is granted. Except for the foregoing limitations, there is no minimum or maximum number of shares of Common Stock with respect to which options may be granted to any individual under the Plan. Individuals to whom options are granted are at times referred to as "option holders".

6. DURATION OF THE PLAN. The Plan shall remain in effect until all shares reserved for issuance pursuant to the Plan shall have been purchased pursuant to options granted under the Plan, provided that options under the Plan must be granted within ten years from the effective date of the Plan.


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7.     GENERAL TERMS OF OPTIONS. Options shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

       A. DATE OF GRANT. An option agreement shall specify the date of grant, which shall be the date on which the Committee grants an option or any later date which the Committee specifically designates.

       B. NUMBER OF SHARES OF COMMON STOCK. An option agreement shall specify the number of shares of Common Stock to which it pertains. Notwithstanding any other provision of the Plan, the maximum number of shares that may be covered by any option grant during any calendar year shall be 100,000 shares.

       C. EXERCISE PRICE. The exercise price of all stock options will be granted at fair market value, except for performance based stock options, such as those granted in connection with the Continuous Performance Award Plan, where the exercise price is an average and on the date of grant could be higher or lower than fair market value. Fair market value is generally determined to be the closing price for the Common Stock on the New York Stock Exchange as reported by The Wall Street Journal or other readily available quotation of composite transactions.

       D. TERM OF OPTIONS. The term of each option shall be fixed by the Committee.

       E.     EXERCISABILITY AND TRANSFERABILITY.

              (i) The Committee shall have the authority to determine whether an option agreement shall specify periods after the date of grant of an option during which the option or any portion thereof may not yet be exercisable, including provisions applicable to persons subject to Section 16 of the Exchange Act.

              (ii) During the lifetime of an option holder, options may be exercised only by the option holder and only while an employee of the Company or a parent or subsidiary of the Company or otherwise performing services for the Company or a parent or subsidiary and only if the option holder has been continuously so employed or engaged since the date such options were granted, except as the Committee may otherwise determine and provide for in an option agreement at the time of grant or, if the Committee does not so provide, as follows:

                            (a) DISABILITY. In the event of disability of an option holder, options may be exercised by such individual or his or her guardian or legal representative, not later than the earlier of the date the option expires or one year after the date such employment or performance of services ceases by reason of disability, but only with respect to an option exercisable at


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                                   the time such employment or performance of
                                   services ceases.

                            (b) DEATH. An option may be exercised after the death of an option holder only by such individual's legal representatives, heirs or legatees, not later than the earlier of the date the option expires or one year after the date of death of such individual, and only with respect to an option exercisable at the time of death.

                            (c) RETIREMENT. A nonqualified option may be exercised by an option holder after such individual ceases to be an employee by reason of retirement for up to four years after the date of retirement but not later than the date the option expires. "Retirement" shall have the meaning established by the Committee from time to time or, if no such meaning is established, shall mean termination of employment with the Company at an age and with a number of years of service to the Company which, when added together, equal at least 65.

                            (d) OTHER TERMINATION OF EMPLOYMENT. An option may be exercised by an option holder after such individual ceases to be an employee (for reasons other than disability, death or retirement) for up to three months after the date of termination of employment but not later than the date the option expires.

                            (e) In the event a salary replacement option is granted by the Committee and the option holder is involuntarily terminated during the option term or becomes disabled or dies, the Committee shall have the right to grant to the option holder or his personal representative, as the case may be, the right to request either (1) that the option be cancelled and the option holder or his estate be paid an amount equal to the compensation the option holder has given up from the date of grant to the date of such termination, disability or death together with interest at the prime rate less the then market gain on that portion of the shares covered by the option which is then vested; or (2) that the stock option accelerates such that the option be deemed to have vested at an appropriate rate per month (as determined by the Committee) from the date of grant to the last date of the month in which the date of termination, disability or death occurs, such accelerated option to be then exercisable for a period of three years following such date but only with respect to an option exercisable at the time such individual ceases to be an employee.


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              (iii)  Notwithstanding any provision of this paragraph 7.E, if within one year after the termination of employment with or performance of services for the Company, an option holder is employed or retained by a company that competes with the business of the Company or such individual violates any confidentiality agreement with the Company, the Company may cancel and rescind all options held by such individual and demand return of the economic value of any option which was realized or obtained (measured at the date of exercise) by such individual at any time during the period beginning on the date which is twelve months prior to the date of termination provided, however, that this provision shall not be applicable in the event of a Change of Control.

              (iv) Absence on leave or any other interruption in the performance of services by an option holder with the Company shall, if approved by the Committee, not be deemed a cessation or interruption of employment or services for the purposes of the Plan.

              (v) No option shall be assignable or transferable by the individual to whom it is granted except that it may be transferable by will or the laws of descent and distribution.

              (vi) In no event shall any option be exercisable at any time after its expiration date unless extended by the Committee. When an option is no longer exercisable, it shall be deemed to have lapsed or terminated.

       F. METHODS OF EXERCISE. Subject to the terms and conditions of the Plan and the terms and conditions of the option agreement, an option may be exercised in whole at any time or in part from time to time, by delivery to the Company at its principal office of a written notice of exercise specifying the number of shares with respect to which the option is being exercised, accompanied by payment in full of the exercise price for shares to be purchased at that time. Payment may be made (i) in cash, (ii) in shares of Common Stock valued at the fair market value of the Common Stock on the date of exercise or (iii) in a combination of cash and Common Stock. The Committee may also, in its sole discretion, permit option holders to deliver a notice of exercise of options and to simultaneously sell the shares of Common Stock thereby acquired pursuant to a brokerage or similar arrangement approved in advance by proper officers of the Company, using the proceeds from such sale as payment of the exercise price, or may authorize such other methods as it deems appropriate and as comply with requirements of the Code and the Exchange Act.

              No shares of Common Stock shall be issued until full payment therefor has been made.

       G. ACCELERATED OWNERSHIP FEATURE. An option may, in the discretion of the Committee, include the right to acquire an accelerated ownership nonqualified stock option ("AO Option"). An option which provides for the grant of an AO Option shall entitle the option holder, upon exercise of that option and payment of the appropriate exercise price in shares of Common Stock that have been owned by such option holder for not less than six months prior to the date of exercise, to receive an AO Option. An AO Option is an option to purchase, at fair market value


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              at the date of grant of the AO Option, a number of shares of
              Common Stock equal to the sum of the number of whole shares delivered by the option holder in payment of the exercise price of the original option and the number of whole shares, if any, withheld by the Company as payment for withholding taxes. An AO Option shall expire on the same date that the original option would have expired had it not been exercised. All AO Options shall be nonqualified options.

       H. CHANGE OF CONTROL. In the event of a Change of Control of the Company as hereinafter defined, whether or not approved by the Board of Directors, all options shall fully vest, unless otherwise limited by the Committee at the time of the option grant, and be exercisable in their entirety immediately, and notwithstanding any other provisions of the Plan, shall continue to be exercisable for three years following the Change of Control, but not later than ten years after the date of grant.

              Change of Control means:

              (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
                     Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 15% or more of either (A) the then-outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subparagraph (i), the following acquisitions shall not constitute a Change of
                     Control: (A) any acquisition directly from the Company,
                     (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A),
                     (B) and (C) of subparagraph (iii) of this subparagraph; or

              (ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

              (iii) Consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company or the acquisition by the Company of assets or stock of


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                     another entity (a "Business Combination"), in each case,
                     unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution o the initial agreement, or of the action of the Board, providing for such Business Combination; or

           (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.


       I. REORGANIZATION. The Committee may, in its sole discretion, make provisions in any option agreement for the protection of outstanding options in the event of a merger, consolidation, reorganization or liquidation of the Company or the acquisition of stock or assets of the Company by another entity.

       J. RIGHTS AS A STOCKHOLDER. An option holder shall have no rights as a stockholder with respect to any Common Stock covered by an option until exercise of such option and issuance of shares of Common Stock. Except as otherwise expressly provided in the Plan, no adjustments shall be made for dividends or other rights for which the record date is prior to issuance of the Common Stock.

       K. GENERAL RESTRICTION. Each option shall be subject to the requirement that, if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Common Stock subject to such option on any securities exchange or under any state or federal law, or the consent or approval of any


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              government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

       L. FOREIGN NATIONALS. Without amending the Plan, awards may be granted to individuals who are foreign nationals or are employed or otherwise performing services for the Company or any subsidiary outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

8. INCENTIVE AND NONQUALIFIED OPTIONS. It is intended that certain options granted under the Plan shall be Incentive Stock Options and shall meet the applicable requirements of and contain or be deemed to contain all provisions required under Section 422 of the Code or corresponding provisions of subsequent revenue laws and regulations in effect at the time such options are granted; that other options shall not meet such requirements and shall be nonqualified stock options; and that any ambiguities in construction shall be interpreted in order to effectuate such intent. The Committee may grant one or more options of either type, or of both types, to any one or more individuals either at different times or concurrently. Such options shall be subject to the terms and conditions set forth elsewhere in the Plan and to the following:

       A. INCENTIVE STOCK OPTIONS. The term of any Incentive Stock Option shall meet the requirements of Section 422 of the Code. Any Incentive Stock Option shall be treated as "outstanding" until it is exercised in full or expires by reason of lapse of time. To the extent that the aggregate fair market value of Common Stock (determined at the time of grant of the Incentive Stock Option in accordance with paragraph 7.C of the Plan) with respect to which Incentive Stock Options are exercisable for the first time by an option holder during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) exceeds $100,000 or such other limit as may be imposed by the Code, such options to the extent they exceed such limit shall be treated as options which are not Incentive Stock Options. In applying the foregoing limitation, options shall be taken into account in the order in which they were granted.

       B. NONQUALIFIED OPTIONS. There is no limitation on the maximum amount of nonqualified options which may be exercised in any year.

9. WITHHOLDING TAXES. The Company shall have the right to deduct from any settlement made under the Plan, including the exercise of an option or the sale of shares of Common Stock, any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If Common Stock is withheld or surrendered to satisfy tax withholding, such stock shall be valued at its fair market value as of the date such Common Stock is withheld or surrendered.


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10.    AMENDMENT OF THE PLAN. The Plan may be amended, suspended or discontinued
       in whole or in part at any time and from time to time by the Board, including an amendment to increase the number of shares of Common Stock with respect to which options may be granted, provided however that no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the availability of any exemption under Rule 16b-3 under the Exchange Act or successor rule and with other applicable law, including the Code. No amendment of the Plan shall adversely affect in a material manner any right of any option holder with respect to any option theretofore granted without such option holder's written consent.

11.    MISCELLANEOUS.

       A. USE OF PROCEEDS. The proceeds derived from the sale of shares of Common Stock pursuant to options granted under the Plan shall constitute general funds of the Company.

       B. PARENT AND SUBSIDIARY. As used herein, the terms "parent" and "subsidiary" shall mean "parent corporation" and "subsidiary corporation", respectively, as defined in Section 424 of the Code.


       C. GOVERNING LAW. The Plan, options granted under the Plan and agreements entered into under the Plan shall be construed, administered and governed in all respects under and by the applicable laws of the State of Delaware, without giving effect to principles of conflicts of laws.







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